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                                                                   EXHIBIT 10.6

                   SECOND AMENDMENT OF GENERAL AGENT CONTRACT


         This is an amendment ("Second Amendment") to the General Agent Contract effective January 1, 1985 ("General Agent Contract") between UNITED INVESTORS LIFE INSURANCE COMPANY ("United" or "Company") and W & R INSURANCE AGENCY, INC. et al., ("General Agent") (a copy of which is attached hereto as Exhibit "A"), as amended by the AMENDMENT EXTENDING GENERAL AGENT CONTRACT ("First Amendment"), executed on the 3rd day of March, 1998, (a copy of which is attached hereto as Exhibit "B".)

         1. The parties hereunto agree as follows:

         Subparagraph A of Paragraph 13 of the General Agent contract, as amended by the First Amendment thereto, is amended to read as follows:

                  A. Except as provided in subparagraph B or C of this Paragraph 13, this contract shall be effective from its Effective Date for a term of one year, and shall be automatically renewed each year for successive one-year terms, unless and until either party gives written notice of termination to the other party not less than 180 days prior to the expiration date of the initial term or any renewal term.

         2. In all other respects, the General Agent Contract is unchanged, and the parties ratify and confirm the General Agent Contract, as amended by this Second Amendment.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment by their duly authorized representatives on this 21st day of December, 1998.


                                            United Investors Life Insurance
                                            Company ("Company")


                                            By:  /s/ Anthony L. McWhorter
                                                 ------------------------
                                            Its:  President
                                                  ---------


                                            W&R Insurance  Agency,  Inc.,
                                            Waddell & Reed Inc.,  et al.,
                                            ("General Agent")


                                            By:  /s/ Robert L. Hechler
                                                 ---------------------
                                            Its:  President
                                                  ---------